Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Danny Meeks, in my capacity as Interim Chief Financial Officer of Greenwave Technology Solutions, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Greenwave Technology Solutions, Inc. for the period ended June 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Greenwave Technology Solutions, Inc.

Dated: February 5, 2026	By:	/s/ Danny Meeks
Danny Meeks
Chief Executive Officer and Interim Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)